Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
13.	INCOME TAXES

We recognize deferred tax liabilities and assets for the expected future tax consequences of events that may be recognized in our financial statements or tax returns. Using this method, deferred tax liabilities and assets are determined based on the difference between the financial carrying amounts and tax bases of assets and liabilities using enacted tax rates. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

All information in the tables below includes results from continuing operations and discontinued operations.

	Year Ended December 31, 2011 (in thousands)	Year Ended December 31, 2010 (in thousands)	Year Ended December 31, 2009 (in thousands)
Current:
Federal	$63	$11	$0
State	244	292	0
Deferred:
Federal	(6,778)	3,316	(9,626)
State	(561)	456	(1,088)

Total Income Tax Expense (Benefit)	$(7,032)	$4,075	$(10,714)

A reconciliation of income tax expense (benefit) using the statutory U.S. income tax rate compared with actual income tax expense is as follows:

	Year Ended December 31, 2011 (in thousands)	Year Ended December 31, 2010 (in thousands)	Year Ended December 31, 2010 (in thousands)
Net income (loss) before noncontrolling interests and income taxes	$(22,402)	$10,111	$(26,947)
Statutory U.S. income tax rate	35.0%	35.0%	35.0%

Tax expense (benefit) recognized using statutory U.S. income tax rate	$(7,841)	$3,539	$(9,431)
Change in estimated future state rate	612	77	301
Permanent differences	176	33	7
Valuation Allowance	1,031	0	0
Other	110	(167)	(230)

Adjusted federal income tax expense (benefit)	$(5,912)	$3,482	$(9,353)
State income tax expense (benefit)	(1,120)	593	(1,361)

Total income tax expense (benefit)	$(7,032)	$4,075	$(10,714)

Effective income tax rate	31.4%	40.3%	39.8%

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. Deferred tax liabilities (assets) are comprised of the following at December 31, 2011 and 2010.

	December 31, 2011 (in thousands)	December 31, 2010 (in thousands)
Tax effects of temporary differences for:
Current:
Assets:
G&G amortization	$1,020	$1,056
Valuation allowance	(175)	0
Other	329	6

Total current deferred tax assets	1,174	1,062
Liabilities:
Unrealized gain on derivatives	(3,315)	(1,100)
Deferred gain on early hedge settlements	0	(1,870)

Total current deferred tax liabilities	(3,315)	(2,970)

Net total current deferred tax liability	(2,141)	(1,908)

Long-Term:
Assets:
Asset retirement obligation	7,704	7,030
Valuation allowance	(1,688)	0
Non-Cash compensation plans	2,095	1,780
Net operating loss carryforward	15,714	6,550
Organization costs	763	827
Other	375	503

Total long-term deferred tax assets	24,963	16,690
Liabilities:
Unrealized gain on derivatives	(3,010)	0
Timing differences – tax partnerships	(1,818)	0
Book basis of oil and gas properties in excess of tax basis	(18,434)	(22,430)
Other	(58)	(190)

Total long-term deferred tax liabilities	(23,320)	(22,620)

Net total long-term deferred tax asset (liability)	$1,643	$(5,930)

Management continuously evaluates the facts and circumstances representing positive and negative evidence in the determination of our ability to realize the deferred tax assets. These deferred tax assets consist primarily of net operating losses and deductible temporary differences. For the year ended December 31, 2011, management determined, based on positive and negative evidence examined and anticipated future taxable income, that it was appropriate to assign a valuation allowance for statutory depletion carryforwards and charitable contributions of approximately $1.9 million. We have established a full valuation allowance against unused charitable contribution deductions, which in the absence of sufficient future taxable income, are likely to expire unused. Based on the expected patterns of reversal of all existing temporary differences, we have concluded that it is more likely than not that the remaining deferred tax assets will be realized. Prior to 2011, we have not required any valuation allowances.

Our management will continue, in future periods, to assess the likely realization of the deferred tax assets. The valuation allowance may change based on future changes in circumstances.

At December 31, 2011, we had available unused net operating loss carryforwards that may be applied against future taxable income that expire as follows:

Year of Expiration	Net Operating Loss Carryforwards (in thousands)
2027	$27
2028	11,392
2029	2,160
2030	153
2031	25,781

Total	$39,513
Statutory Rate	39.77%

Tax Effected NOL	$15,714

FASB ASC 740-10 sets forth a two-step process for evaluating tax positions. The first step is financial statement recognition of the tax position based on whether it is more likely than not that the position will be sustained upon examination by taxing authorities and resolution through related appeals or litigation, based on the technical merits of the case. FASB ASC 740-10 mandates certain assumptions in applying the more likely than not judgment, including the presupposition of an examination where the taxing authorities are fully informed of all relevant information for evaluation of the tax position. In other words, FASB ASC 740-10 precludes factoring the likelihood of a tax examination into the evaluation of the outcome so that the evaluation is to focus solely on the technical merits of the position.

Our management has concluded that, as of December 31, 2011, we have not taken any tax positions that would require disclosure as “unrecognized positions” and that no liability balance is required to offset any unsustainable positions. We did not have any accrued interest or penalties as of December 31, 2011 and 2010.

We file a consolidated federal income tax return and separate or consolidated state income tax returns in the United States Federal jurisdiction and in many state jurisdictions. We are subject to U.S. Federal income tax examinations and to various state tax examinations for periods after August 1, 2007.